Exhibit 99.1

LIFETIME BRANDS, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Lifetime Brands, Inc. Corporation (the “Company”) serves as the representative of the Board for the general oversight of the Company’s accounting and financial reporting processes and the internal control environment established by management. Through its activities, the Committee seeks to facilitate open communication amongst Committee members, the Board, outside auditors, management and the internal auditor (or any third party engaged to carry out the internal audit function) by holding periodic meetings with these parties.

The Committee’s primary purpose is to provide oversight as to the integrity of the Company’s financial statements, the outside auditor’s qualifications and independence, and the performance of the Company’s internal and outside auditors. In carrying out its oversight responsibilities, the Committee does not itself prepare financial statements or plan or perform audits, and it is not the duty or responsibility of the Committee or its members to serve as auditors or to certify or provide other special or professional assurances with respect to the Company’s financial statements.

The Committee may delegate authority to one or more designated members of the Committee where appropriate, provided that any resulting decisions are presented at the following Committee meeting.

DUTIES AND RESPONSIBILITIES

Among other functions the Committee will:

1.	Determine, at least annually, the retention or replacement of the Company’s auditors (including the replacement of the lead and reviewing partners every five years and certain other audit partners after seven years), who will report directly to the Committee and who are ultimately accountable to the Board, as representatives of the stockholders of the Company.

2.	Review and approve the proposed scope and timing of each year’s audit plan and the proposed audit fee of the outside auditors.

3.	Review and pre-approve any permitted non-audit services and the fees for such services proposed to be provided by the outside auditors. Pre-approval of audit and non-audit services may be delegated to one or more Committee members who will report any resulting decisions at the following Committee meeting. In considering whether to pre-approve any non-audit services, the Committee will consider whether the provision of such services is compatible with maintaining the independence of the outside auditors.

4.	Resolve any disagreements between management and the outside auditors.

5.	Review, at least annually, the appointment, responsibilities, functions, performance and compensation of the internal auditor, including audit plans and results.

6.	Review with the outside auditors, the internal auditor and management, the audited financial statements and related opinion and costs of the audit of that year. In conferring with these parties, the Committee will:

a. Review the letter and written disclosures from the outside auditors consistent with Rule 3256 of the Public Company Accounting Oversight Board, Communications Concerning Independence, including a formal written statement delineating all services provided and any relationships between the outside auditors and the Company; actively engage in dialogue with the outside auditors with respect to their independence and any disclosed services or relationships that may impact the independence and objectivity of the outside auditors; and take, or recommend that the Board take, appropriate action to oversee the outside auditors’ independence; and

b. Consider the control environment, including the outside auditors’ judgment as to the Company’s accounting policies and the consistency of their application to the financial statements.

7.	Review with management and the outside auditors any material financial or non-financial arrangements that do not appear in the financial statements.

8.	Review with management and the outside auditors the accounting policies, alternative treatments of financial information that have been discussed, and any material written communications between the outside auditors and management.

9.	Review with management and the outside auditors, the Company’s annual financial statements prior to the distribution to the Company’s stockholders, and the filing with the SEC of the Company’s related Form 10-K report, and recommend to the Board whether such financial statements should be distributed to the Company’s stockholders and included in the Company’s Form 10-K report.

10.	Review with management and the outside auditors earnings press releases and interim financial results and reports prior to publication and distribution to the Company’s stockholders, and the filing with the SEC of the earnings press releases and the Company’s related Form 10-Q report.

11.	Review with Management and the outside auditors the Company’s disclosure controls and procedures.

12.	Review periodic reports from the Chief Financial Officer of significant accounting developments including emerging issues and the impact of accounting changes, where material, on the effectiveness of, or any deficiencies in, the design or operation of the Company’s system of internal controls for financial reporting, any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, and any report issued by the outside auditors regarding their and management’s assessment of the Company’s internal controls.

13.	Discuss the Company’s processes with respect to risk assessment and risk management. Review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

14.	Provide the Committee report required to be included in the Company’s annual proxy statement.

15.	Review and discuss with the Company’s counsel, and, if appropriate, other counsel such matters as may warrant the attention of the Committee.

16.	Review the Company’s hiring policy with respect to employees or former employees of the outside auditor.

17.	Review and approve related-party transactions.

18.	Oversee compliance with the Company’s Code of Conduct for its chief executive officer, senior financial officers, other personnel and the Board.

19.	Oversee compliance with the rules and regulations of the U.S. Commodity Futures Trading Commission related to the Company’s execution of derivative contracts.

20.	Meet, at least annually, in separate executive session with the internal auditor and the outside auditors.

21.	Establish procedures, in conjunction with the Company’s counsel and internal auditor, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of any concerns regarding questionable accounting or auditing matters.

22.	Review with the outside auditors any audit problems or difficulties and management’s response, including disagreements with management, any adjustments noted by the outside auditor but not taken by management, communication between the audit team and their national office, and any management or internal control letters issued or proposed to be issued.

23.	Report to the Board any significant matters arising from the Committee’s work and provide minutes of Committee meetings.

24.	Review and reassess, at least annually, the adequacy of this charter and the Committee’s performance.

MEMBERSHIP

The Committee will consist of at least three members appointed by the Board, including one member of the Committee as chairperson. Each member of the Committee will be an “independent” member of the Board and “financially literate”, and at least one Committee member will be qualified as a “financial expert.”

MEETING, INVESTIGATIONS AND OUTSIDE ADVISORS

The Committee will convene at least four times each year. It will endeavor to determine that auditing procedures and controls are adequate to safeguard Company assets and to assess compliance with policies. The Committee will be given full access to the Company’s internal auditor, Chairman of the Board, executives, outside auditors and counsel. The Committee will have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and to retain such outside counsel, accounting and other professionals, experts and advisors as it determines appropriate to assist in the performance of any of its functions, including determining the fees to be paid and the other terms of engagement for such advisors.